EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         I consent to the reference to my firm under the caption "Experts" and to the use of my report dated March 4, 2001 in the form 10-SB12G Registration Statement for the period January 16, 2001 (Date of Inception) to February 28,2001.



                                          By: /s/ Jerome Rosenberg
                                          ------------------------
                                                  Jerome Rosenberg, CPA